Q4 2022


MARTEN
68026
25180
MARTEN



Disclosure

This presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “estimates,” or similar expressions are intended to identify these forward-looking statements. These statements are based on Marten’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to Marten’s reports and filings with the Securities and Exchange Commission.



Consistently Improving Organic Operating Results No Matter the Market Environment

Each year since 2018 has had a very different market environment

In each of the five years from 2018 through 2022, we set the then-current record for our highest annual operating revenue and operating income. We also achieved in each of 2020 through 2022 our then-best operating ratio, net of fuel s/c, for any year since we became a public company in 1986.

Operating Results Comparison

	Percentage Increase Three Months Ended December 31, 2022 vs. 2021	**Percentage Increase Year Ended December 31, 2022 vs. 2021**	Percentage Increase Year Ended December 31, 2021 vs. 2020	Percentage Increase Year Ended December 31, 2020 vs. 2019	Percentage Increase Year Ended December 31, 2019 vs. 2018
Operating revenue	**20.9%**	**29.8%**	11.4%	3.7%	7.1%
Operating revenue, net of fuel surcharges	**15.8%**	**23.1%**	8.3%	6.8%	8.6%
Operating income	**6.9%**	**28.3%**	19.8%	21.9%	8.7%
Net income	**3.2%**	**29.2%**	22.9%	13.8%	11.0%

"You can't build a reputation on what you were going to do." – Henry Ford



Consistent Profitable Organic Growth During the Pandemic

MARTEN TRANSPORT LTD.

Quarter-over-quarter for the eleven consecutive quarters since the pandemic began, we have delivered consistently improving top- and bottom-line results

Operating Results Since the Pandemic Began – Percentage Increase Over Same Quarter of Prior Year

	Q4 2022	**Q3 2022**	**Q2 2022**	**Q1 2022**	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Operating revenue	**20.9%**	**29.1%**	**41.8%**	**28.8%**	17.4%	16.3%	9.4%	2.0%	4.7%	0.5%	0.1%
Operating revenue, net of fuel surcharges	**15.8%**	**21.8%**	**32.1%**	**23.8%**	12.5%	12.8%	5.0%	2.5%	8.8%	3.8%	4.7%
Operating income	**6.9%**	**18.5%**	**43.5%**	**49.4%**	20.0%	16.8%	12.9%	33.1%	36.0%	21.8%	26.6%
Net income	**3.2%**	**20.6%**	**47.8%**	**52.9%**	26.1%	17.9%	18.1%	31.3%	24.5%	8.8%	19.4%

"Winning takes talent; to repeat takes character." – John Wooden



Expanding Regional Operating Centers Network

THE FOUNDATION of Marten's growing business platform network designed for the best, most-efficient transportation service solutions for Marten's customers

- Truckload – regional temp and dry and OTR operating from 15 regional service centers--41% of revenue (62% temp/38% dry)
- Dedicated – customized solutions utilizing temp, dry and specialized equipment--35% of revenue (42% power-only/22% dry/36% temp)
- Brokerage – surge flexibility for customers' needs beyond Marten's assets--15% of revenue (81% temp/19% dry)
- Intermodal – refrigerated COFC and TOFC with extended dray from Marten's truck network--9% of revenue (85% temp/15% dry)
- MRTN de Mexico – door-to-door service between Mexico, the U.S. and Canada utilizing Mexican partner carriers within Mexico

Pre-'09 facilities

Facilities added since '09


Mondovi, WI Corporate Office
Portland, OR
Mondovi, WI
Carlisle, PA
Indianapolis, IN
Richmond, VA
Jurupa Valley, CA
Kansas City, KS
Phoenix, AZ
Otay Mesa, CA
Memphis, TN
Atlanta, GA
Dallas, TX
Laredo, TX
Tampa, FL
Rio Grande Valley, TX



Marten's Solar Commitment


Marten's Solar Commitment
Tractor Auxiliary Power Unit and
Refrigerated Trailer Power Unit Integration
+
Nationwide Terminal and Office Installations
Mondovi
Carlisle
Richmond
Atlanta
Tampa
Kansas City
Indianapolis
Memphis
Dallas
Laredo
Jurupa Valley
Phoenix
Portland
Otay Mesa
In Partnership with All Energy Solar, St. Paul, MN
MARTEN



Marten's Consistent Dedicated, Intermodal and Brokerage Growth

Dedicated Revenue (excluding fuel surcharges)
In millions



$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
22%
20%
21%
2%
22%
19%
2017
2018
2019
2020
2021
2022
Q4 '21
Q4 '22

Intermodal Revenue (excluding fuel surcharges)
In millions



$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
22%
(9)%
3%
9%
15%
(2)%
2017
2018
2019
2020
2021
2022
Q4 '21
Q4 '22

Brokerage Revenue (including fuel surcharges)
In millions



$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
23%
26%
(11)%
50%
41%
15%
2017
2018
2019
2020
2021
2022
Q4 '21
Q4 '22

"Transformation is a process, not an event." – "Leading Change" by John P. Kotter

Quarterly Operating Income Growth Across our Dedicated, Intermodal and Brokerage Businesses Since 2014





Dedicated Operating Income
In thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
705%
880%
536%
451%
Q1
Q2
Q3
Q4



Intermodal Operating Income
In thousands
$5,400
$4,600
$3,800
$3,000
$2,200
$1,400
$600
($200)
943%
748%
>100%
(21)%
Q1
Q2
Q3
Q4



Brokerage Operating Income
In thousands
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
601%
1,008%
718%
727%
Q1
Q2
Q3
Q4

Key:

2014	
2015	
2016	
2017	
2018	
2019	
2020	
2021	
2022	

% increases are from '14 to '22



Consistent Growth in Dry Regional Truckload Operations Since the Pandemic Began

-We built our regional service centers with the vision to expand into dry operations – a market 5X > temp
-Operating out of our Kansas City, Phoenix, Atlanta and Tampa facilities
-1H '22 expansion of our dry operations into Mexico through our Dallas, Laredo and Otay Mesa facilities

Dry Operations Tractors



400
350
300
250
200
150
100
12/31/18
12/31/19
12/31/20
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22

Dry Operations Revenue (excluding fuel surcharges)

In millions



$80
$70
$60
$50
$40
$30
$20
$10
$0
86%
10%
21%
33%
33%
2018
2019
2020
2021
2022
Q4 '21
Q4 '22

Dry Operations Operating Income

In thousands



$2,500
$2,000
$1,500
$1,000
$500
$0
615%
422%
232%
250%
Q1
Q2
Q3
Q4

Key:

2018
2019
2020
2021
2022

% increases are from '18 to '22



MRTN de Mexico Growth

–Results-driven performance -- operating revenue excluding fuel surcharges has increased 36% from $60.1 million for '21 to $81.5 million for '22

–Temperature growth history with more expansive growth in the works

–Dry expansion with first loads in Feb., '22

–Facility expansion at all three MRTN de Mexico entry ports
  - –Moved into new Otay Mesa facility in June, '22
  - –Expanding present Laredo facility operations space
  - –Purchased land in Rio Grande Valley for building new facility with increased capacity



New Otay Mesa, CA Facility

Net Capital Expenditures



In millions
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$141.7
$106.3
$123.7
$134.9
$225
2019
2020
2021
2022
2023 Estimate



Marten People, Model and Culture/Data-Driven Measured/Disciplined Management

COVID-19 Pandemic has required accelerated disciplined data management changes

MARTEN TRANSPORT LTD.

- Marten people initiate and implement our strategic vision and key strategic initiatives
- Marten people developed and continuously update our proprietary information systems enabling real-time data-driven decisions for improved supply chain productivity
- Marten's culture: visible costs and operating data to improve and add value daily – we measure and manage as a team and cover each other's backs to provide the best service for our customers – we are disciplined and we care
- "Great things in business are never done by one person. They're done by a team of people." – Steve Jobs
- "The more they know, the more they'll understand. The more they understand, the more they'll care. Once they care, there's no stopping them." – Sam Walton



Consistent Record Improvement in Marten's Operating Revenue Excluding Fuel Surcharges

-2022 was the 12th straight year with our highest operating revenue excluding fuel s/c



In millions
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(2)%
11%
5%
3%
3%
8%
4%
2%
8%
9%
7%
8%
23%
16%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q4 '21
Q4 '22

"The achievements of an organization are the results of the combined effort of each individual." - Vince Lombardi



Consistent Record Improvement in Marten's Operating Income No Matter the Environment

-In each of the five years from 2018 through 2022 we had the then-best operating income in our history



In millions
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
20%
22%
7%
13%
(2)%
20%
(5)%
(2)%
24%
9%
22%
20%
28%
7%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q4 '21
Q4 '22

"To succeed in this world, you have to change all the time." - Sam Walton

Consistent Record Improvement in Marten's Operating Ratio, Net of Fuel S/C

-In each of 2020 through 2022 we achieved our then-best ratio for any year since we became a public company in 1986



94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
84%
83%
93.5%
92.0%
91.2%
91.1%
90.2%
90.7%
89.7%
90.6%
91.0%
89.7%
89.7%
88.2%
87.0%
86.4%
86.8%
87.8%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q4 '21
Q4 '22

"...admit that the waters around you have grown...then you better start swimmin' or you'll sink like a stone for the times they are a changin'"
Dylan, Bob. *Like a Rolling Stone; Gates of Eden*. Columbia, 1965



Consistent Improvement in Marten's Earnings Per Diluted Share[1]

-2022 improved 31% over 2021



$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q4 '21
Q4 '22
21%
23%
12%
10%
(2)%
20%
(3)%
-%(2)
62%(2)
11%
13%
23%
31%
6%

(1) Restated to reflect the three-for-two stock split on August 13, 2020, the five-for-three stock split on July 7, 2017, and the three-for-two stock split on June 14, 2013

(2) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017

582% increase from '09 to '22



Consistently Improving Organic Operating Results

Nothing has changed since Chris Henry wrote this in Dec. 2018:

"Quarter-over-quarter, year-over-year, Marten Transport (NASDAQ: MRTN) has delivered consistent, top quartile results. Key word is consistent. When compared to many of the others, you don't see very many blips in operating expenses or legal exposures that may cause multi-period hangovers for others. Everything I read about them through their earnings releases and SEC filings point to a very disciplined operating team… Marten has hung with and bettered the performance of many of the big dogs."

Henry, Chris. *Marten Transport Delivers the Goods.* TCA Truckload Indexes, Dec. 2018

In each of the five years from 2018 through 2022, we set the then-current record for our highest annual operating revenue and operating income. We also achieved in each of 2020 through 2022 our then-best operating ratio, net of fuel s/c, for any year since we became a public company in 1986.

"Energy and persistence conquer all things." – Benjamin Franklin